CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report for Rainchief Energy Inc. (the “Company”) on Form 20-F/A for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Brad J. Moynes, President of the Company do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the Financial condition and results of operations of the Company.

June 11, 2012

By:

/s/ Brad J. Moynes
Brad J. Moynes
President